SCHEDULE OF EXPECTED STATUTORY FEDERAL INCOME TAX PROVISION (Details) - USD ($)	12 Months Ended
	Feb. 28, 2026	Feb. 28, 2025
Income Tax Disclosure [Abstract]
Federal statutory rate	$ (2,900,000)	$ (4,000,000)
State income tax benefit, net of federal benefit	(660,000)	(900,000)
Non deductible interest	500,000	500,000
Non deductible stock based compensation	334,000	322,000
Change in valuation allowance	2,726,000	4,078,000
Total